                                                                      Exhibit 32

SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PacificHealth Laboratories, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), Robert Portman, Chief Executive Officer of the Company, and Stephen
P. Kuchen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 19341934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification shall not be deemed "filed" by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

DATE:   May 16, 2005

By:     /S/ ROBERT PORTMAN
        ---------------------------------------
        Robert Portman, Chairman of the Board
        (Principal Executive Officer)

DATE:   May 16, 2005

By:     /S/ STEPHEN P. KUCHEN
        -------------------------------------------
        Stephen P. Kuchen, Chief Financial Officer
        (Principal Financial and Accounting Officer)